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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 18, 1997


                                 WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


   Georgia                         0-11258                     58-1521612
(State or Other                 (Commission File             (I.R.S. Employer
Jurisdiction of                     Number)               Identification Number)
 Incorporation)


                             515 East Amite Street
                        Jackson, Mississippi 39201-2702
                    (Address of Principal Executive Office)


Registrant's telephone number, including area code:  (601) 360-8600





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ITEM 5. OTHER EVENTS.

On March 18, 1997, WorldCom, Inc. ("WorldCom" or the "Company") announced that it proposes to issue $1.5 billion of senior notes in a partial drawdown of its previously announced shelf registration statement. The shelf registration statement became effective February 12, 1997 for the sale from time to time, of debt securities having an aggregate value of up to $3.0 billion.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

         Exhibit No.       Description
         -----------       -----------
             12.1          Statement regarding Computation of Ratio of Earnings
                           to Fixed Charges

             25.1 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of Mellon Bank, N.A.

             99.1          Press Release dated March 18, 1997




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 1997


                                        WORLDCOM, INC.



                                        By: /s/ Scott D. Sullivan
                                           -----------------------------------
                                                Scott D. Sullivan
                                                Chief Financial Officer





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                                 EXHIBIT INDEX

Exhibit No.                       Description
   12.1           Statement regarding Computation of Ratio of Earnings to Fixed
                  Charges

   25.1           Statement of Eligibility of Trustee on Form T-1 under the
                  Trust Indenture Act of 1939, as amended, of Mellon Bank, N.A.

   99.1           Press Release dated March 18, 1997